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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 23, 2007

                              HOME FEDERAL BANCORP
             (Exact Name of Registrant as Specified in Its Charter)

            Indiana                    000-18847               35-1807839
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

       501 Washington Street, Columbus, Indiana                  47201
       (Address of Principal Executive Offices)               (Zip Code)

                                 (812) 522-1592
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 23, 2007, Home Federal Bancorp (the "Registrant") issued a press release reporting its results of operations and financial condition for the fourth fiscal quarter and twelve months ended December 31, 2006.

         A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

       (d)    EXHIBITS.

              EXHIBIT NO.    DESCRIPTION
              -----------    ---------------------------------------------------
                 99.1        Press Release dated January 23, 2007

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

         Date: January 23, 2007                 HOME FEDERAL BANCORP


                                                By: /s/ Mark T. Gorski
                                                    ----------------------------
                                                    Mark T. Gorski
                                                    Executive Vice President and
                                                    Chief Financial Officer